UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2023

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Indian Creek Dr. Suite 1E Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Cancellation of Representative Warrants

As previously disclosed in a Current Report on Form 8-K filed by LQR House Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 11, 2023, the Company issued to designees of EF Hutton, division of Benchmark Investments, LLC (the “Representative”), five year warrants to purchase an aggregate of 57,500 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), with an exercise price of $5.00 per share, subject to adjustment and a cashless exercise provision, dated August 11, 2023 (the “August Representative Warrants”).

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on October 16, 2023, the Company issued to designees of the Representative, five year warrants to purchase an aggregate of 1,421,053 shares of the Company’s Common Stock, with an exercise price of $0.19 per share, subject to adjustment and a cashless exercise provision (the “October Representative Warrants”).

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on November 13, 2023, the Company issued to a designee of the Representative, a five year warrant to purchase an aggregate of 7,857,143 shares of the Company’s Common Stock, with an exercise price of $0.07 per share, subject to adjustment and a cashless exercise provision (the “November Representative Warrant” and together with August Representative Warrants and October Representative Warrants, the “Warrants”)

On December 16, 2022, the Company and holders of the Warrants entered into cancellation agreements (“Warrant Cancellation Agreements”) pursuant to which holders of the Warrants agreed to surrender and cancel the Warrants and the Company agreed to pay to such holders a total of $60,000 as consideration for such termination.

The foregoing description of the Warrant Cancellation Agreements is qualified in its entirety by reference to the full text of forms of Warrant Cancellation Agreements, copies of which are being filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Cancellation of Outside The Box Agreement

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on November 28, 2023, the Company entered into a marketing services agreement (the “Marketing Agreement”) with Outside the ox Capital Inc. (“OTBC”) dated November 21, 2023, pursuant to which the Company agreed to issue to OTBC such number of shares of its Common Stock as amounting to $150,000 as consideration for OTBC’s services.

On December 18, 2023, the Company and OTBC entered into the rescission agreement (the “Rescission Agreement”), pursuant to which the parties mutually rescinded the Marketing Agreement and declared it null and void as of the date of the agreement.

The foregoing description of the Rescission Agreement is qualified in its entirety by reference to the full text of form of Rescission Agreement, a copy of which is being filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Items.

On December 20, 2023, we issued a press release with respect to cancellation of the Warrants as described herein. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Warrant Cancellation Agreement for warrants issued on August 11, 2023 and October 16, 2023
10.2	Form of Warrant Cancellation Agreement for a warrant issued on November 13, 2023
10.3	Rescission Agreement between LQR House Inc. and Outside the Box Capital Inc., dated as of December 18, 2023
99.1	Press release dated December 20, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: December 20, 2023	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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